UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2006

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4221	73-0679879
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1437 South Boulder Avenue, Suite 1400,
Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (918) 742-5531

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — Entry into a Material Definitive Agreement.

(a)           On September 11, 2006, Helmerich & Payne, Inc. (the “Company”) and the Company’s Chairman of the Board, Mr. W. H. Helmerich, III, entered into a Second Amendment to Consulting Services Agreement (the “Second Amendment”), thereby amending that certain Consulting Services Agreement between the two parties dated March 30, 1990.  The Second Amendment increases Mr. Helmerich’s annual pay to $170,300.  The Second Amendment becomes effective October 1, 2006 and does not otherwise amend the Consulting Services Agreement.

ITEM 9.01 — Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Consulting Services Agreement

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Steven R. Mackey
Steven R. Mackey
Vice President

DATE: September 13, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Consulting Services Agreement